Rule 497(e)

File Nos. 333-70963 and 811-09201

Executive Benefit VUL - Prospectus

Executive Benefit VUL II - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated March 29, 2017

to the Prospectus and Statement of Additional Information dated April 22, 2016

Effective April 10, 2017 (the “Effective Date”), the Great-West Federated Bond Fund will be renamed the Great-West Core Bond Fund (the “Fund”). In addition, Wellington Management Company, LLP will begin serving as an additional sub-adviser to the Fund. The sub-advisers to the Fund are now Federated Investment Management Company and Wellington Management Company, LLP. Accordingly, the Fund description in the Fund Investment Policies section of the Prospectus is deleted in its entirety and replaced with the following:

Great-West Core Bond Fund (Initial Class) (formerly known as Great-West Federated Bond Fund) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company, LLP are the sub-advisers to the Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.